UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

	Shares	Value
Common Stocks—92.7%
Consumer Discretionary—9.2%
Automobiles—1.0%
General Motors Co.	861,500	$36,536,215

Hotels, Restaurants & Leisure—2.5%
Extended Stay America, Inc.	2,797,500	56,593,425
McDonald’s Corp.	222,180	38,023,885
		94,617,310

Household Durables—1.2%
CalAtlantic Group, Inc.	845,000	47,429,850

Media—4.2%
Comcast Corp., Cl. A	1,835,000	78,042,550
Sinclair Broadcast Group, Inc., Cl. A	672,500	24,949,750
Time Warner, Inc.	592,500	56,494,875
		159,487,175

Specialty Retail—0.3%
Signet Jewelers Ltd.	247,500	13,092,750

Consumer Staples—5.8%
Beverages—0.9%
Molson Coors Brewing Co., Cl. B	405,000	34,028,100

Food & Staples Retailing—0.5%
Walgreens Boots Alliance, Inc.	242,870	18,278,396
Wal-Mart Stores, Inc.	5,000	533,000
		18,811,396

Food Products—3.4%
B&G Foods, Inc.	1,235,000	40,755,000
Kraft Heinz Co. (The)	727,500	57,028,725
Mondelez International, Inc., Cl. A	690,000	30,636,000
		128,419,725

Tobacco—1.0%
Philip Morris International, Inc.	372,500	39,943,175

Energy—12.4%
Oil, Gas & Consumable Fuels—12.4%
BP plc, Sponsored ADR	1,500,000	64,185,000
Chevron Corp.	882,500	110,621,375
Exxon Mobil Corp.	884,130	77,184,549
Kinder Morgan, Inc.	1,517,500	27,284,650
Marathon Oil Corp.	2,620,000	47,657,800
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,107,500	77,790,800

1      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Cos., Inc. (The)	2,190,000	$68,744,100
		473,468,274

Financials—27.3%
Capital Markets—5.9%
Goldman Sachs Group, Inc. (The)	286,250	76,683,512
KKR & Co. LP1	3,300,000	79,464,000
Morgan Stanley	1,222,500	69,132,375
		225,279,887

Commercial Banks—12.4%
Bank of America Corp.	3,925,000	125,600,000
Citigroup, Inc.[2]	2,425,000	190,314,000
JPMorgan Chase & Co.	1,040,000	120,296,800
KeyCorp	1,801,580	38,553,812
		474,764,612

Consumer Finance—1.0%
Navient Corp.	2,592,250	36,939,563

Diversified Financial Services—0.7%
Voya Financial, Inc.	530,000	27,512,300

Insurance—1.8%
American International Group, Inc.	602,860	38,534,811
MetLife, Inc.	605,020	29,083,312
		67,618,123

Real Estate Investment Trusts (REITs)—3.8%
Colony NorthStar, Inc., Cl. A	3,975,000	35,695,500
iStar, Inc.[3]	584,504	6,166,517
Starwood Property Trust, Inc.	2,742,500	55,919,575
Uniti Group, Inc.	3,025,000	47,885,750
		145,667,342

Thrifts & Mortgage Finance—1.7%
MGIC Investment Corp.[3]	2,835,000	42,014,700
Radian Group, Inc.	1,100,000	24,277,000
		66,291,700

Health Care—11.8%
Biotechnology—1.4%
AbbVie, Inc.	365,000	40,960,300
Gilead Sciences, Inc.	145,000	12,151,000
		53,111,300

Health Care Equipment & Supplies—3.8%
Abbott Laboratories	653,250	40,606,020
Medtronic plc	655,000	56,257,950

2      OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Health Care Equipment & Supplies (Continued)
NuVasive, Inc.[3]	245,000	$11,973,150
Zimmer Biomet Holdings, Inc.	303,500	38,580,920
		147,418,040

Health Care Providers & Services—2.1%
Anthem, Inc.	236,830	58,698,315
Universal Health Services, Inc., Cl. B	167,500	20,351,250
		79,049,565

Pharmaceuticals—4.5%
Johnson & Johnson	433,500	59,905,365
Merck & Co., Inc.	950,000	56,287,500
Pfizer, Inc.	1,575,000	58,338,000
		174,530,865

Industrials—6.1%
Aerospace & Defense—3.9%
General Dynamics Corp.	142,250	31,647,780
Lockheed Martin Corp.	219,390	77,850,542
United Technologies Corp.	292,500	40,367,925
		149,866,247

Airlines—1.0%
Delta Air Lines, Inc.	663,250	37,652,702

Electrical Equipment—1.2%
Eaton Corp. plc	530,000	44,504,100

Information Technology—10.3%
Communications Equipment—2.0%
Cisco Systems, Inc.	1,864,700	77,459,638

Internet Software & Services—0.3%
Alphabet, Inc., Cl. C3	11,000	12,869,340

IT Services—0.6%
First Data Corp., Cl. A3	1,255,000	22,213,500

Semiconductors & Semiconductor Equipment—2.6%
Intel Corp.	1,293,560	62,271,978
QUALCOMM, Inc.	540,000	36,855,000
		99,126,978

Software—3.3%
Microsoft Corp.	634,660	60,299,047
Oracle Corp.	1,257,500	64,874,425
		125,173,472

3      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc.	230,200	$ 38,542,386
HP, Inc.	837,590	19,532,599
		58,074,985

Materials—2.4%
Chemicals—1.7%
DowDuPont, Inc.	632,500	47,804,350
LyondellBasell Industries NV, Cl. A	150,000	17,976,000
		65,780,350

Containers & Packaging—0.7%
International Paper Co.	449,020	28,225,397

Telecommunication Services—3.4%
Diversified Telecommunication Services—3.4%
AT&T, Inc.	2,307,500	86,415,875
CenturyLink, Inc.	2,557,500	45,549,075
		131,964,950

Utilities—4.0%
Electric Utilities—3.5%
American Electric Power Co., Inc.	537,500	36,969,250
Avangrid, Inc.	370,843	18,067,471
Entergy Corp.	375,240	29,527,636
Exelon Corp.	1,302,500	50,159,275
		134,723,632

Independent Power and Renewable Electricity Producers—0.5%
NRG Energy, Inc.	706,430	18,374,244
Total Common Stocks (Cost $2,686,742,505)		3,550,026,802

Preferred Stocks—3.0%
Allergan plc, 5.50% Cv., Series A	96,500	62,503,050
Post Holdings, Inc., 0.625% Cv., Series C	369,250	53,234,698
Total Preferred Stocks (Cost $139,395,027)		115,737,748

	Principal Amount
Non-Convertible Corporate Bond and Note—0.0%
Reynolds American, Inc., 7.00% Sr. Unsec. Nts., 8/4/41[4] (Cost $358,912)	$354,000	470,838

Convertible Corporate Bond and Note—1.1%
Micron Technology, Inc., 3.00% Cv. Sr. Unsec. Nts., 11/15/43 (Cost $30,853,168)	26,000,000	39,738,348

	Shares
Structured Security—0.7%
Credit Suisse AG (London), Alphabet, Inc. Equity Linked Nts., 2/7/18 (Cost $25,018,560)	24,480	27,416,642

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		Exercise	Expiration	Notional Amount	Contracts
		Price	Date	(000’s)	(000’s)	Value
Exchange-Traded Option Purchased—0.0%
B&G Foods, Inc. Put[3]
(Cost $385,415)	USD	30.000	2/16/18	USD 33,000	USD 10	$250,000

	Shares
Investment Company—1.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.26%[5,6]
(Cost $69,077,817)	69,077,817	69,077,817
Total Investments, at Value (Cost $2,951,831,404)	99.3%	3,802,718,195
Net Other Assets (Liabilities)	0.7	28,037,296

Net Assets	100.0%	$3,830,755,491

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $40,834,792. See Note 6 of the accompanying Notes.

3. Non-income producing security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $470,838 or 0.01% of the Fund’s net assets at period end.

5. Rate shown is the 7-day yield at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2017	Gross Additions	Gross Reductions	Shares January 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	15,538,728	252,787,795	199,248,706	69,077,817

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$69,077,817	$31,262	$—	$—

Exchange-Traded Options Written at January 31, 2018
			Number of	Notional
	Exercise Expiration		Contracts	Amount	Premiums
Description	Price	Date	(000’s)	(000’s)	Received	Value
Alphabet, Inc., Cl.	USD
C Call	1,170.000	2/16/18	USD (0)[1]	USD 5,031	$ 140,240	$ (154,800)
Alphabet, Inc., Cl.	USD
C Call	1,105.000	2/16/18	USD (0)[1]	USD 7,020	259,014	(460,200)
B&G Foods, Inc. Put	USD 35.000	2/16/18	USD (2)	USD 6,600	458,907	(460,000)

5      OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)

Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
Microsoft Corp. Call	USD 91.500	2/16/18	USD (1)	USD 7,126	$156,715	$(410,250)
Wal-Mart Stores, Inc. Call	USD 108.000	2/16/18	USD (0)[1]	USD 533	4,098	(6,000)

Total Exchange-Traded Options Written					$1,018,974	$(1,491,250)

1. Number of contracts are less than 500.

6      OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

7      OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENT Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

8      OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$351,163,300	$—	$—	$351,163,300
Consumer Staples	221,202,396	—	—	221,202,396
Energy	473,468,274	—	—	473,468,274
Financials	1,044,073,527	—	—	1,044,073,527
Health Care	454,109,770	—	—	454,109,770
Industrials	232,023,049	—	—	232,023,049
Information Technology	394,917,913	—	—	394,917,913
Materials	94,005,747	—	—	94,005,747
Telecommunication Services	131,964,950	—	—	131,964,950
Utilities	153,097,876	—	—	153,097,876
Preferred Stocks	115,737,748	—	—	115,737,748
Non-Convertible Corporate Bond and Note	—	470,838	—	470,838
Convertible Corporate Bond and Note	—	39,738,348	—	39,738,348
Structured Security	—	27,416,642	—	27,416,642
Exchange-Traded Option Purchased	250,000	—	—	250,000
Investment Company	69,077,817	—	—	69,077,817

Total Assets	$3,735,092,367	$67,625,828	$—	$3,802,718,195

9      OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENT Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Exchange-Traded Options written, at value	$(1,491,250)	$—	$—	$(1,491,250)

Total Liabilities	$(1,491,250)	$—	$—	$(1,491,250)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Preferred Stocks	$48,708,750	$(48,708,750)

Total Assets	$48,708,750	$(48,708,750)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

10      OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

11      OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENT Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

12      OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $97,813 and $742,688 on purchased call options and purchased put options, respectively.

13      OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENT Unaudited / Continued

6. Use of Derivatives (Continued)

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,652,527 and $1,518,814 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

14      OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

15      OPPENHEIMER EQUITY INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018